UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2020
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New Senior Investment Group Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware (State or other jurisdiction of incorporation)	001-36499 (Commission File Number)	80-0912734 (I.R.S. Employer Identification Number)

55 West 46th Street, Suite 2204 New York, New York 10036 (Address of principal executive offices)

646-822-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common stock, $0.01 par value per share	SNR	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                          Results of Operation and Financial Condition.

On October 30, 2020, New Senior Investment Group Inc. (the “Company”) issued a press release announcing the Company’s results for its fiscal quarter ended September 30, 2020. Copies of the Company’s press release and Company Presentation have been furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K (the “Current Report”) and are incorporated herein by reference solely for purposes of this Item 2.02 disclosure.

This Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly set forth as being incorporated by reference into such filing.

Item 9.01                          Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description
99.1	Press release dated October 30, 2020
99.2	Company Presentation dated October 30, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW SENIOR INVESTMENT GROUP INC.

Date: October 30, 2020	By:	/s/ Lori B. Marino
Lori B. Marino
Executive Vice President, General Counsel & Secretary